EXHIBIT 10.1

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is dated as of March 8, 2007, by and among Neose Technologies, Inc., a Delaware corporation (the “Company”), and each purchaser identified on the signature pages hereto (each, including its successors and assigns, a “Purchaser” and collectively the “Purchasers”).

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 promulgated thereunder, the Company desires to issue and sell to each Purchaser, and each Purchaser, severally and not jointly, desires to purchase from the Company, securities of the Company as more fully described in this Agreement.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agree as follows:

ARTICLE I.

DEFINITIONS

1.1 Definitions. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms have the meanings set forth in this Section 1.1:

“Action” shall have the meaning ascribed to such term in Section 3.1(j).

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule 144 under the Securities Act. With respect to a Purchaser, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Purchaser will be deemed to be an Affiliate of such Purchaser.

“Business Day” means any day except Saturday, Sunday, any day which shall be a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Closing” means the closing of the purchase and sale of the Securities pursuant to Section 2.1.

“Closing Date” means the Trading Day when all of the Transaction Documents have been executed and delivered by the applicable parties thereto, and all conditions precedent to (i) the Purchasers’ obligations to pay the Subscription Amount and (ii) the Company’s obligations to deliver the Securities have been satisfied or waived.

“Closing Price” means on any particular date (a) the last reported closing bid price per share of Common Stock on such date on the Trading Market (as reported by Bloomberg L.P. at 4:15 p.m. (New York City time)), or (b) if there is no such price on such date, then the closing bid price on the Trading Market on the date nearest preceding such date (as reported by Bloomberg L.P. at 4:15 p.m. (New York City time)), or (c) if the Common Stock is not then listed or quoted on the Trading Market and if prices for the Common Stock are then reported in the “pink sheets” published by Pink Sheets LLC (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) if the shares of Common Stock are not then publicly traded the fair market value of a share of Common Stock as determined by an independent appraiser mutually acceptable to the Company and the Purchasers of 67% of the then outstanding Securities.

“Commission” means the Securities and Exchange Commission.

“Common Stock” means the common stock of the Company, par value $0.01 per share, and any other class of securities into which such securities may hereafter be reclassified or changed into.

“Common Stock Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants, stock appreciation rights, restricted stock units or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Company Counsel” means Pepper Hamilton LLP, with offices located at 3000 Two Logan Square, Eighteenth and Arch Streets, Philadelphia, Pennsylvania 19103.

“Disclosure Schedules” means the Disclosure Schedules of the Company delivered concurrently herewith.

“Effective Date” means the date that the Initial Registration Statement is first declared effective by the Commission.

“Equity Incentive Plan” means (i) any equity incentive, stock option or similar plan and (ii) any other agreement, arrangement, understanding or other document pursuant to which the Company is obligated to grant or issue Common Stock or Common Stock Equivalents to current or former employees in connection with their services to the Company which is included as an exhibit to any of the SEC Reports, in each case adopted or approved by a majority of the non-employee members of the board of directors of the Company or a majority of the members of a committee of non-employee directors established.

“Evaluation Date” shall have the meaning ascribed to such term in Section 3.1(r).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Exempt Issuance” means the issuance of (a) shares of Common Stock or Common Stock Equivalents to employees, officers or directors of the Company pursuant to any Equity Incentive Plan, (b) securities upon the exercise or exchange of or conversion of (i) any Securities issued hereunder, (ii) Common Stock Equivalents issued pursuant to an Equity Incentive Plan or (iii) other Common Stock Equivalents issued and outstanding on the date of this Agreement, provided that such securities have not been amended since the date of this Agreement to increase the number of such securities or to decrease the exercise, exchange or conversion price of such securities, and (c) securities issued pursuant to acquisitions or strategic transactions approved by a majority of the disinterested directors of the Company, provided that any such issuance shall only be to a Person which is, itself or through its subsidiaries, an operating company in a business synergistic with the business of the Company and in which the Company receives benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities.

“FPO” means the UK’s Financial Services and Markets Act 2000 (Financial Promotion) Order 2005.

“FSMA” means the UK’s Financial Services and Markets Act 2000 (as amended).

“FWS” means Feldman Weinstein & Smith LLP with offices located at 420 Lexington Avenue, Suite 2620, New York, New York 10170-0002.

“GAAP” shall have the meaning ascribed to such term in Section 3.1(h).

“GSPA” means the German Securities Prospectus Act (Wertpapierprospektgesetz) of June 22, 2005, as amended.

“Indebtedness” shall have the meaning ascribed to such term in Section 3.1(aa).

“Initial Registration Statement” means the initial Registration Statement filed by the Company pursuant to the Registration Rights Agreement.

“Intellectual Property Rights” shall have the meaning ascribed to such term in Section 3.1(o).

“Legend Removal Date” shall have the meaning ascribed to such term in Section 4.1(c).

“Liens” means a lien, charge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

“Material Adverse Effect” shall have the meaning assigned to such term in Section 3.1(b).

“Material Permits” shall have the meaning ascribed to such term in Section 3.1(m).

“Per Unit Purchase Price” equals $2.02, being the sum of (a) the Closing Price immediately prior to the execution hereof, subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement and (b) $0.05625.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Placement Agent” means Rodman & Renshaw, LLC.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Purchaser Party” shall have the meaning ascribed to such term in Section 4.9.

“Registration Rights Agreement” means the Registration Rights Agreement, dated the date hereof, among the Company and the Purchasers, in the form of Exhibit A attached hereto.

“Registration Statement” means a registration statement meeting the requirements set forth in the Registration Rights Agreement and covering the resale by the Purchasers of all or part of the Shares and the Warrant Shares.

“Regulation S” means Rules 901 through 905 (including the preliminary notes) promulgated by the Commission pursuant to the Securities Act, as such rules may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such rules.

“Required Approvals” shall have the meaning ascribed to such term in Section 3.1(e).

“Rights Plan” means the Amended and Restated Rights Agreement by and between the Company and the Transfer Agent dated December 3, 1998, as amended.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such rule.

“SEC Reports” shall have the meaning ascribed to such term in Section 3.1(h).

“Securities” means the Shares, the Warrants and the Warrant Shares.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Shares” means the shares of Common Stock issued or issuable to each Purchaser pursuant to this Agreement.

“Short Sales” means all “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act (but shall not be deemed to include the location and/or reservation of borrowable shares of Common Stock).

“Subscription Amount” means, as to each Purchaser, the aggregate amount to be paid for Shares and Warrants purchased hereunder as specified below such Purchaser’s name on the signature page of this Agreement and next to the heading “Subscription Amount,” in United States dollars and in immediately available funds.

“Subsequent Financing” shall have the meaning ascribed to such term in Section 4.13.

“Subsequent Financing Notice” shall have the meaning ascribed to such term in Section 4.13.

“Subsidiary” means any subsidiary of the Company as set forth on Schedule 3.1(a).

“Trading Day” means a day on which the Common Stock is traded on a Trading Market.

“Trading Market” means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the American Stock Exchange, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market or the New York Stock Exchange.

“Transaction Documents” means this Agreement, the Warrants, the Registration Rights Agreement and any other documents or agreements executed in connection with the transactions contemplated hereunder.

“Transfer Agent” means American Stock Trust & Transfer Company, with a mailing address of 59 Maiden Lane, Plaza Level, New York, New York 10038 and a facsimile number of (718) 921-8334, and any successor transfer agent of the Company.

“UK” means the United Kingdom of Great Britain and Northern Ireland.

“Unit” means one Share and 45/100 of a Warrant to purchase one share of Common Stock.

“U.S.” means the United States of America.

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted for trading as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)); (b) if the OTC Bulletin Board is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the OTC Bulletin Board; (c) if the Common Stock is not then quoted for trading on the OTC Bulletin Board and if prices for the Common Stock are then reported in the “Pink Sheets” published by Pink Sheets, LLC (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported; or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Purchaser and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

“Warrants” means collectively the Common Stock purchase warrants delivered to the Purchasers at the Closing in accordance with Section 2.2(a) hereof, which Warrants shall be exercisable immediately and have a term of exercise equal to 5 years, in the form of Exhibit C attached hereto.

“Warrant Shares” means the shares of Common Stock issuable upon exercise of the Warrants.

ARTICLE II.

PURCHASE AND SALE

2.1 Closing. On the Closing Date, upon the terms and subject to the conditions set forth herein, substantially concurrent with the execution and delivery of this Agreement by the parties hereto, the Company agrees to sell, and each Purchaser, severally and not jointly, agrees to purchase, at the Per Unit Purchase Price up to an aggregate of $48,000,000 of Units. Each Purchaser shall deliver to the Company, via wire transfer, immediately available funds equal to its Subscription Amount and the Company shall deliver to each Purchaser its respective Shares and a Warrant as determined pursuant to Section 2.2(a), and the Company and each Purchaser shall deliver the other items set forth in Section 2.2 deliverable at the Closing. Upon satisfaction of the conditions set forth in Sections 2.2 and 2.3, the Closing shall occur at the offices of FWS or such other location as the parties shall mutually agree.

2.2 Deliveries.

(a) On or prior to the Closing Date, the Company shall deliver or cause to be delivered to each Purchaser the following:

(i) this Agreement duly executed by the Company;

(ii) a legal opinion of Company Counsel, in the form of Exhibit B attached hereto;

(iii) a copy of the irrevocable instructions to the Transfer Agent instructing the Transfer Agent to deliver, on an expedited basis, a certificate evidencing the number of Shares contained in such Purchaser’s Units, registered in the name of such Purchaser;

(iv) a Warrant registered in the name of such Purchaser to purchase up to a number of Warrant Shares contained in such Purchaser’s Units (rounded down to the nearest whole number of Warrant Shares), with an exercise price equal to the Closing Price immediately prior to the execution hereof, subject to adjustment therein; and

(v) the Registration Rights Agreement duly executed by the Company.

(b) On or prior to the Closing Date, each Purchaser shall deliver or cause to be delivered to the Company the following:

(i) this Agreement duly executed by such Purchaser;

(ii) such Purchaser’s Subscription Amount by wire transfer to the account as specified in writing by the Company; and

(iii) the Registration Rights Agreement duly executed by such Purchaser.

2.3 Closing Conditions.

(a) The obligations of the Company hereunder in connection with the Closing are subject to the following conditions being met:

(i) the accuracy in all material respects when made and on the Closing Date of the representations and warranties of the Purchasers contained herein;

(ii) all obligations, covenants and agreements of the Purchasers required to be performed at or prior to the Closing Date shall have been performed; and

(iii) the delivery by the Purchasers of the items set forth in Section 2.2(b) of this Agreement.

(b) The respective obligations of each Purchaser hereunder in connection with the Closing are subject to the following conditions being met:

(i) the accuracy in all material respects when made and on the Closing Date of the representations and warranties of the Company contained herein;

(ii) all obligations, covenants and agreements of the Company required to be performed at or prior to the Closing Date shall have been performed;

(iii) the delivery by the Company of the items set forth in Section 2.2(a) of this Agreement;

(iv) there shall have been no Material Adverse Effect with respect to the Company since the date hereof;

(v) the Company receives funds to purchase an aggregate of at least $25,000,000 of Units on the Closing Date; and

(vi) from the date hereof to the Closing Date, trading in the Common Stock shall not have been suspended by the Commission or the Company’s principal Trading Market (except for any suspension of trading of limited duration agreed to by the Company, which suspension shall be terminated prior to the Closing), and, at any time prior to the Closing Date, trading in securities generally as reported by Bloomberg L.P. shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on any Trading Market, nor shall a banking moratorium have been declared either by the United States or New York State authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of each Purchaser, makes it impracticable or inadvisable to purchase the Shares at the Closing.

ARTICLE III.

REPRESENTATIONS AND WARRANTIES

3.1 Representations and Warranties of the Company. Except as set forth in the Disclosure Schedules, which Disclosure Schedules shall be deemed a part hereof and shall qualify any representation or otherwise made herein to the extent of the disclosure contained in the corresponding section of the Disclosure Schedules, the Company hereby makes the following representations and warranties to each Purchaser:

(a) Subsidiaries. All of the direct and indirect subsidiaries of the Company are set forth on Schedule 3.1(a). The Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary free and clear of any Liens, and all of the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities. If the Company has no subsidiaries, then all other references to the Subsidiaries or any of them in the Transaction Documents shall be disregarded.

(b) Organization and Qualification. The Company and each of the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation or default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not have or reasonably be expected to result in (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Material Adverse Effect”) and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

(c) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, its board of directors or its stockholders in connection therewith other than in connection with the Required Approvals. Each Transaction Document has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(d) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company, the issuance and sale of the Shares and the consummation by the Company of the other transactions contemplated hereby and thereby do not and will not (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as would not have or reasonably be expected to result in a Material Adverse Effect.

(e) Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than (i) filings required pursuant to Section 4.4 of this Agreement, (ii) the filing with, and the declaration of effectiveness by, the Commission of the Registration Statement, (iii) application(s) and notification(s) to each applicable Trading Market for the listing of the Securities for trading thereon in the time and manner required thereby, and (iv) the filing of Form D with the Commission and such filings as are required to be made under applicable state securities laws (collectively, the “Required Approvals”).

(f) Issuance of the Securities. The Securities are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents. The Warrant Shares, when issued in accordance with the terms of the Transaction Documents, will be validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents. The Company has reserved from its duly authorized capital stock the maximum number of shares of Common Stock issuable pursuant to this Agreement and the Warrants.

(g) Capitalization. The capitalization of the Company is as set forth on Schedule 3.1(g), which Schedule 3.1(g) shall also include the number of shares of Common Stock owned beneficially, and of record, by Affiliates of the Company as of the date hereof. The Company has not issued any capital stock since its most recently filed periodic report under the Exchange Act, other than pursuant to the conversion or exercise of Common Stock Equivalents outstanding as of the date of the most recently filed periodic report under the Exchange Act. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as set forth on Schedule 3.1(g) or as a result of the purchase and sale of the Securities, there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or Common Stock Equivalents. The issuance and sale of the Securities will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchasers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under any of such securities. All of the outstanding shares of capital stock of the Company are validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. Except for the Required Approvals, no further approval or authorization of any stockholder, the Board of Directors of the Company or others is required for the issuance and sale of the Securities. There are no stockholders agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders.

(h) SEC Reports; Financial Statements. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

(i) Material Changes; Undisclosed Events, Liabilities or Developments. Except as set forth on Schedule 3.1(i), since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in a subsequent SEC Report filed prior to the date hereof, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any executive officer, director or Affiliate, except pursuant to the Equity Incentive Plan. The Company does not have pending before the Commission any request for confidential treatment of information. Except for the issuance of the Securities contemplated by this Agreement or as set forth on Schedule 3.1(i), no event, liability or development has occurred or exists with respect to the Company or its Subsidiaries or their respective business, properties, operations or financial condition, that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made that has not been publicly disclosed at least 1 Trading Day prior to the date that this representation is made.

(j) Litigation. There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any Subsidiary, nor any director or executive officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or executive officer of the Company. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

(k) Labor Relations. No material labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company which could reasonably be expected to result in a Material Adverse Effect. None of the Company’s or its Subsidiaries’ employees is a member of a union that relates to such employee’s relationship with the Company, and neither the Company or any of its Subsidiaries is a party to a collective bargaining agreement, and the Company and its Subsidiaries believe that their relationships with their employees are good. No executive officer, to the knowledge of the Company, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each such executive officer does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters. The Company and its Subsidiaries are in compliance with all U.S. federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(l) Compliance. Except as set forth on Schedule 3.1(l), neither the Company nor any Subsidiary (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business and all such laws that affect the environment, except in each case as would not have or reasonably be expected to result in a Material Adverse Effect.

(m) Regulatory Permits. The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits could not have or reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

(n) Title to Assets. The Company and the Subsidiaries have good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for Liens (i) securing payment under the obligations set forth on Schedule 3.1(n), (ii) that do not materially affect the value of such property and (iii) that do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries and Liens for the payment of federal, state or other taxes, the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases with which the Company and the Subsidiaries are in compliance in all material respects. The Company does not own any real property.

(o) Patents and Trademarks. The Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights necessary or material for use in connection with their respective businesses as described in the SEC Reports and which the failure to so would not have or reasonably be expected to have a Material Adverse Effect (collectively, the “Intellectual Property Rights”). To the Company’s knowledge, the conduct of the Company’s and any Subsidiary’s businesses will not conflict in any material respects with any Intellectual Property Rights of others. Neither the Company nor any Subsidiary has received a notice (written or otherwise) that the Intellectual Property Rights used by the Company or any Subsidiary violates or infringes upon the rights of any Person. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and valid and there is no existing infringement by another Person of any of the Intellectual Property Rights. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties, except where failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(p) Insurance. The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are customary in the businesses in which the Company and the Subsidiaries are engaged. Except as set forth on Schedule 3.1(p), the Company carries directors and officers insurance coverage at least equal to the aggregate Subscription Amount. Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

(q) Transactions With Affiliates and Employees. Except as set forth in the SEC Reports, none of the executive officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, executive officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any executive officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $120,000 other than for (i) payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) other employee benefits, including stock option agreements and restricted stock unit agreements under any Equity Incentive Plan.

(r) Sarbanes-Oxley; Internal Accounting Controls. The Company is in material compliance with all provisions of the Sarbanes-Oxley Act of 2002 which are applicable to it as of the Closing Date. The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and designed such disclosure controls and procedures to ensure that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms. The Company’s certifying officers have evaluated the effectiveness of the Company’s disclosure controls and procedures as of the end of the period covered by the Company’s most recently filed periodic report under the Exchange Act (such date, the “Evaluation Date”). The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no changes in the Company’s internal control over financial reporting (as such term is defined in the Exchange Act) that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(s) Certain Fees. Except as set forth on Schedule 3.1(s), no brokerage or finder’s fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents. The Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by the Transaction Documents.

(t) Private Placement. Assuming the accuracy of the Purchasers representations and warranties set forth in Section 3.2, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Purchasers as contemplated hereby. The issuance and sale of the Securities hereunder does not contravene the rules and regulations of the Trading Market.

(u) Investment Company. The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Securities, will not be or be an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(v) Registration Rights. Except as set forth in Schedule 3.1(v) and other than each of the Purchasers, no Person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company.

(w) Listing and Maintenance Requirements. The Company’s Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration. The Company has not, in the 12 months preceding the date hereof, received notice from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements.

(x) Application of Takeover Protections. Except for the continued existence of the Rights Plan, the Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s certificate of incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Purchasers as a result of the Purchasers and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation as a result of the Company’s issuance of the Securities and the Purchasers’ ownership of the Securities.

(y) Disclosure. Except with regard to the Purchasers set forth on Schedule 3.1(y) and except respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company confirms that neither it nor any other Person acting on its behalf has provided any of the Purchasers or their agents or counsel with any information that it believes constitutes or might constitute material, non-public information. The Company understands and confirms that the Purchasers will rely on the foregoing representation in effecting transactions in securities of the Company. All disclosure furnished by or on behalf of the Company to the Purchasers regarding the Company, its business and the transactions contemplated hereby, including the Disclosure Schedules to this Agreement, is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The press releases disseminated by the Company during the twelve months preceding the date of this Agreement taken as a whole do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements, in light of the circumstances under which they were made and when made, not misleading. The Company acknowledges and agrees that no Purchaser makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3.2 hereof.

(z) No Integrated Offering. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2, neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to be integrated or aggregated with prior offerings by the Company for purposes of the Securities Act or any applicable shareholder approval provisions of any Trading Market on which any of the securities of the Company are listed or designated.

(aa) Solvency. Based on the financial condition of the Company as of the Closing Date, after giving effect to the receipt by the Company of the proceeds from the sale of the Securities hereunder, (i) the Company reasonably expects to have sufficient cash on hand to pay all of its currently foreseeable expenses for at least the next 12 months, (ii) the fair saleable value of the Company’s assets exceeds the amount that will be required to be paid on or in respect of the Company’s existing debts and other liabilities (including known contingent liabilities) as they mature; (iii) the Company’s assets do not constitute unreasonably small capital to carry on its business as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, and projected capital requirements and capital availability thereof; and (iv) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its liabilities when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt). The Company has no knowledge of any facts or circumstances which lead it to believe that it will file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one year from the Closing Date. Schedule 3.1(aa) sets forth as of the dates thereof all outstanding secured and unsecured Indebtedness of the Company or any Subsidiary, or for which the Company or any Subsidiary has commitments. For the purposes of this Agreement, “Indebtedness” means (a) any liabilities for borrowed money or amounts owed in excess of $50,000 (other than trade accounts payable incurred in the ordinary course of business), (b) all guaranties, endorsements and other contingent obligations in respect of Indebtedness of others, whether or not the same are or should be reflected in the Company’s balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (c) the present value of any lease payments in excess of $50,000 due under leases required to be capitalized in accordance with GAAP. Neither the Company nor any Subsidiary is in default with respect to any Indebtedness.

(bb) Tax Status. Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company and each Subsidiary has filed all necessary federal, state and foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon, and the Company has no knowledge of a tax deficiency which has been asserted or threatened against the Company or any Subsidiary.

(cc) No General Solicitation. Neither the Company nor any person acting on behalf of the Company has offered or sold any of the Securities by any form of general solicitation or general advertising. The Company has offered the Securities for sale only to the Purchasers and certain other “accredited investors” within the meaning of Rule 501 under the Securities Act.

(dd) Foreign Corrupt Practices. Neither the Company, nor to the knowledge of the Company, any agent or other person acting on behalf of the Company, has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware) which is in violation of law, or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

(ee) Accountants. The Company’s accounting firm is set forth on Schedule 3.1(ee) of the Disclosure Schedule. To the knowledge of the Company, such accounting firm (i) is a registered public accounting firm as required by the Exchange Act and (ii) shall express its opinion with respect to the financial statements to be included in the Company’s Annual Report on Form 10-K for the year ending December 31, 2006.

(ff) No Disagreements with Accountants and Lawyers. There are no disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the Company and the accountants and lawyers formerly or presently employed by the Company and the Company is current with respect to any fees owed to its accountants and lawyers.

(gg) Acknowledgment Regarding Purchasers’ Purchase of Securities. The Company acknowledges and agrees that, except as set forth on Schedule 3.1(gg), each of the Purchasers is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated thereby. The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by any Purchaser or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Purchasers’ purchase of the Securities. The Company further represents to each Purchaser that the Company’s decision to enter into this Agreement and the other Transaction Documents has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

(hh) Acknowledgement Regarding Purchaser’s Trading Activity. Anything in this Agreement or elsewhere herein to the contrary notwithstanding (except for Sections 3.2(f) and 4.15 hereof), it is understood and acknowledged by the Company (i) that none of the Purchasers have been asked to agree, nor has any Purchaser agreed, to desist from purchasing or selling, long and/or short, securities of the Company, or “derivative” securities based on securities issued by the Company or to hold the Securities for any specified term; (ii) that past or future open market or other transactions by any Purchaser, including Short Sales, and specifically including, without limitation, Short Sales or “derivative” transactions, before or after the closing of this or future private placement transactions, may negatively impact the market price of the Company’s publicly-traded securities; (iii) that any Purchaser, and counter-parties in “derivative” transactions to which any such Purchaser is a party, directly or indirectly, presently may have a “short” position in the Common Stock, and (iv) that each Purchaser shall not be deemed to have any affiliation with or control over any arm’s length counter-party in any “derivative” transaction. The Company further understands and acknowledges that (a) one or more Purchasers may engage in hedging activities at various times during the period that the Securities are outstanding, including, without limitation, during the periods that the value of the Warrant Shares deliverable with respect to Securities are being determined and (b) such hedging activities (if any) could reduce the value of the existing stockholders’ equity interests in the Company at and after the time that the hedging activities are being conducted. The Company acknowledges that such aforementioned hedging activities do not constitute a breach of any of the Transaction Documents.

(ii) Regulation M Compliance. The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or, paid any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company, other than, in the case of clauses (ii) and (iii), compensation paid to the Placement Agent in connection with the placement of the Securities.

(jj) FDA. As to each product subject to the jurisdiction of the U.S. Food and Drug Administration (“FDA”) under the Federal Food, Drug and Cosmetic Act, as amended, and the regulations thereunder (“FDCA”) that is manufactured, packaged, labeled, tested, distributed, sold, and/or marketed by the Company or any of its Subsidiaries (each such product, a “Pharmaceutical Product”), such Pharmaceutical Product is being manufactured, packaged, labeled, tested, distributed, sold and/or marketed by the Company in compliance with all applicable requirements under FDCA and other federal or state laws, rules and regulations relating to registration, investigational use, premarket clearance, licensure, or application approval, good manufacturing practices, good laboratory practices, good clinical practices, product listing, quotas, labeling, advertising, record keeping and filing of reports, except where the failure to be in compliance would not reasonably be expected to have a Material Adverse Effect. Except as set forth on Schedule 3.1(jj), there is no pending, completed or, to the Company’s knowledge, threatened, action (including any lawsuit, arbitration, or legal or administrative or regulatory proceeding, charge, complaint, or investigation) against the Company or any of its Subsidiaries, and none of the Company or any of its Subsidiaries has received any notice, warning letter or other communication from the FDA or any other governmental entity, which (i) contests the premarket clearance, licensure, registration, or approval of, the uses of, the distribution of, the manufacturing or packaging of, the testing of, the sale of, or the labeling and promotion of any Pharmaceutical Product, (ii) withdraws its approval of, requests the recall, suspension, or seizure of, or withdraws or orders the withdrawal of advertising or sales promotional materials relating to, any Pharmaceutical Product, (iii) imposes a clinical hold on any clinical investigation by the Company or any of its Subsidiaries, (iv) enjoins production at any facility of the Company or any of its Subsidiaries, (v) enters or proposes to enter into a consent decree of permanent injunction with the Company or any of its Subsidiaries, or (vi) otherwise alleges any violation of any laws, rules or regulations by the Company or any of its Subsidiaries, and which, either individually or in the aggregate, would have or reasonably be expected to have a Material Adverse Effect. The properties, business and operations of the Company have been and are being conducted in all material respects in accordance with all applicable laws, rules and regulations of the FDA. The Company has not been informed by the FDA that the FDA will prohibit the marketing, sale, license or use in the United States of any product proposed to be developed, produced or marketed by the Company nor has the FDA expressed any concern as to approving or clearing for marketing any product being developed or proposed to be developed by the Company.

(kk) Form S-3 Eligibility. The Company is eligible to register the resale of its Common Stock on Form S-3 promulgated under the Securities Act.

(ll) Stock Options. With respect to stock options issued pursuant to the Company’s Equity Incentive Plan(s) (i) each stock option designated by the Company at the time of grant as an “incentive stock option” under Section 422 of the Code so qualifies, (ii) each grant of a stock option was duly authorized no later than the date on which the grant of such stock option was by its terms to be effective (the “Grant Date”) by all necessary corporate action, including, as applicable, approval by the board of directors of the Company (or a duly constituted and authorized committee thereof) and any required stockholder approval by the necessary number of votes or written consents, (iii) each such grant was made in accordance with the material terms of an Equity Incentive Plan, the Securities Act and all other applicable laws and regulatory rules or requirements, including the rules of The NASDAQ Stock Market LLC and any other exchange on which Company securities are traded and (iv) each such grant was or has now been properly accounted for in accordance with GAAP in the financial statements (including the related notes) of the Company and disclosed in the Company’s filings with the Commission in accordance with the Exchange Act and all other applicable laws, except, in the cases of clauses (i), (ii), (iii) and (iv), for any such failure, violation or default that would not be material to the Company and its subsidiaries taken as a whole.

3.2 Representations and Warranties of the Purchasers. Each Purchaser, for itself and for no other Purchaser, hereby represents and warrants as of the date hereof and as of the Closing Date to the Company as follows:

(a) Organization; Authority. Such Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution, delivery and performance by such Purchaser of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate or similar action on the part of such Purchaser. Each Transaction Document to which it is a party has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b) Own Account. Such Purchaser understands that the Securities are “restricted securities” and have not been registered under the Securities Act or any applicable state or other securities law and is acquiring the Securities as principal for its own account and not with a view to or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state or other securities law, has no present intention of distributing any of such Securities in violation of the Securities Act or any applicable state or other securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Securities (this representation and warranty not limiting such Purchaser’s right to sell the Securities pursuant to the Registration Statement or otherwise in compliance with applicable federal and state securities laws) in violation of the Securities Act or any applicable state or other securities law. Such Purchaser is acquiring the Securities hereunder in the ordinary course of its business.

(c) Purchaser Status. At the time such Purchaser was offered the Securities, it was, and at the date hereof it is, and on each date on which it exercises any Warrants, it will be either: (i) an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act or (ii) a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act or (iii) an “investment professional” as defined in Article 19(5) of the FPO, (iv) a high net worth company or other body within the meaning of Article 49 of the FPO, and, in the case of a Purchaser in the UK, it is a “qualified investor” for the purposes of section 86(7) of the FSMA or is otherwise permitted by law to have the offer contained in this Agreement made to it without requiring the publication and registration of a prospectus under the FSMA or (v) a “qualified investor” (qualifizierter Anleger) with the meaning of Section 2 no. 6 GSPA. No Purchaser is required to be registered as a broker-dealer under Section 15 of the Exchange Act.

(d) Experience of Such Purchaser. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

(e) General Solicitation. Such Purchaser is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

(f) Short Sales and Confidentiality Prior To The Date Hereof. Other than the transaction contemplated hereunder, such Purchaser has not, nor has any Person acting on behalf of or pursuant to any understanding with such Purchaser, directly or indirectly executed any transaction, including Short Sales, in the securities of the Company during the period commencing from the time that such Purchaser first received a term sheet (written or oral) from the Company or any other Person setting forth the material terms of the transactions contemplated hereunder until the date hereof (“Discussion Time”). Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser’s assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement. Other than to other Persons party to this Agreement, such Purchaser has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction).

(g) Non-Controlling Status. Following the consummation of the transactions contemplated by the Transaction Documents and assuming the full exercise of such Purchaser’s Warrants, the total number of shares of Common Stock held by such Purchaser shall not represent more than 14.9% of the outstanding Common Stock.

(h) Affiliate Status. If such Purchaser is domiciled or was formed outside of the U.S., such Purchaser is not an “affiliate” (as defined in Rule 144) of the Company or acting on behalf of the Company and, at the time the commitment to purchase the Securities was originated, was outside the U.S. and was not a U.S. person (and was not acquiring for the account or benefit of a U.S. person) within the meaning of Regulation S.

(i) Provision of Information. Such Purchaser has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the Securities and the finances, operations and business of the Company; and (ii) the opportunity to request such additional information which the Company possesses or can acquire without unreasonable effort or expense.

(j) Certain Fees. No brokerage or finder’s fees or commissions are or will be payable by such Purchaser to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents.

(k) Residency; Foreign Securities Laws. Unless such Purchaser resides, in the case of individuals, or is headquartered or formed, in the case of entities, in the United States, such Purchaser acknowledges that the Company will not issue any Securities in compliance with the laws of any jurisdiction outside of the United States and the Company makes no representation or warranty that any Securities issued outside of the United States have been offered or sold in compliance with the laws of the jurisdiction into which such Securities were issued. Any Purchaser not a resident of or formed in the United States warrants to the Company that no filing is required by the Company with any governmental authority in such Purchaser’s jurisdiction in connection with the transactions contemplated hereby. If such Purchaser is domiciled or was formed outside of the U.S., such Purchaser has satisfied itself as to the full observance of the laws of its jurisdiction in connection with the acquisition of the Securities or any use of this Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Securities, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Securities. If such Purchaser is domiciled or was formed outside the U.S., such Purchaser’s acquisition of and payment for, and its continued ownership of the Securities, will not violate any applicable securities or other laws of his, her or its jurisdiction.

(l) Acknowledgement. Each Purchaser acknowledges that the Company has relied upon the representations and warranties of the Purchasers set forth in Section 3.2 in its determination that no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Purchasers as contemplated by this Agreement.

ARTICLE IV.

OTHER AGREEMENTS OF THE PARTIES

4.1 Transfer Restrictions. (a) The Securities may only be disposed of in compliance with state and federal securities laws (including, in the case of Purchasers domiciled or formed outside the U.S., Regulation S). In connection with any transfer of Securities other than pursuant to an effective registration statement, Rule 144, or Regulation S, to the Company or to an Affiliate of a Purchaser or in connection with a pledge as contemplated in Section 4.1(b), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of a Purchaser under this Agreement and the Registration Rights Agreement.

(b) The Purchasers that reside, are domiciled or are formed, within the U.S. agree to the imprinting, so long as is required by this Section 4.1, of a legend on any of the Securities in the following form:

THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.

(c) The Purchasers that are domiciled or are formed outside of the U.S. agree to the imprinting, so long as is required by this Section 4.1, of a legend on any of the Securities in the following form:

THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE OR OTHER SECURITIES LAWS, AND MAY NOT BE OFFERED, REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF OR DISTRIBUTED, DIRECTLY OR INDIRECTLY, WITHIN THE UNITED STATES OR TO OR FOR THE ACCOUNT OF U.S. PERSONS UNLESS THE TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES THAT IT WILL NOT OFFER, REOFFER, SELL, ASSIGN, TRANSFER, PLEDGE, ENCUMBER OR OTHERWISE DISPOSE OF OR DISTRIBUTE DIRECTLY OR INDIRECTLY THESE SECURITIES IN THE UNITED STATES, ITS TERRITORIES, POSSESSIONS, OR AREAS SUBJECT TO ITS JURISDICTION, OR TO OR FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON EXCEPT (A) TO THE COMPANY OR A SUBSIDIARY OF THE COMPANY, (B) IN CONJUNCTION WITH AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT, (C) IN COMPLIANCE WITH AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OR (D) IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, INCLUDING RULES 904 AND 905 THEREOF. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF FURTHER AGREES THAT ANY HEDGING TRANSACTIONS INVOLVING THE SECURITIES WILL BE CONDUCTED IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT AND AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND; PROVIDED THAT THE COMPANY, THE TRANSFER AGENT, AND THE REGISTRAR SHALL HAVE THE RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER, IN EACH OF THE FOREGOING CASES, TO REQUIRE DELIVERY OF A CERTIFICATION OF TRANSFER AND OPINION OF COUNSEL IN FORM SATISFACTORY TO THEM. AS USED HEREIN, THE TERMS “UNITED STATES” AND “U.S. PERSON” HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

(d) The Company acknowledges and agrees that a Purchaser may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Securities to a financial institution that is an “accredited investor” as defined in Rule 501(a) under the Securities Act and who agrees to be bound by the provisions of this Agreement and the Registration Rights Agreement and, if required under the terms of such arrangement, such Purchaser may transfer pledged or secured Securities to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith. Further, no notice shall be required of such pledge. At the appropriate Purchaser’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities, including, if the Securities are subject to registration pursuant to the Registration Rights Agreement, the preparation and filing of any required prospectus supplement under Rule 424(b)(3) under the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of Selling Stockholders thereunder.

(e) Certificates evidencing the Shares and Warrant Shares shall not contain any legend (including the legend set forth in Section 4.1(b)), (i) while a registration statement (including the Registration Statement) covering the resale of such security is effective under the Securities Act, or (ii) following any sale of such Shares or Warrant Shares pursuant to Rule 144, or (iii) if such Shares or Warrant Shares are eligible for sale under Rule 144(k), or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission). The Company shall cause its counsel to issue a legal opinion to the Transfer Agent promptly after the Effective Date if required by the Transfer Agent to effect the removal of the legend hereunder. If all or any portion of a Warrant is exercised at a time when there is an effective registration statement to cover the resale of the Warrant Shares, such Warrant Shares shall be issued free of all legends. The Company agrees that following the Effective Date or at such time as such legend is no longer required under this Section 4.1(c), it will, no later than 3 Trading Days following the delivery by a Purchaser to the Company or the Transfer Agent of a certificate representing Shares or Warrant Shares, as the case may be, issued with a restrictive legend (such third Trading Day, the “Legend Removal Date”), deliver or cause to be delivered to such Purchaser a certificate representing such shares that is free from all restrictive and other legends. Notwithstanding the foregoing, the Company shall not be required to remove any legends until all Securities represented by a single certificate are no longer subject to restrictions. If only a portion of the Securities represented by any single certificate are subject to restrictions, the holder of the certificate may request, or the Company may require, that such certificate be cancelled and two new certificates be issued. One certificate shall represent, and be in the amount of, Securities not subject to restrictions and shall bear no legend and the second certificate shall represent, and be in the amount of, Securities subject to restrictions and shall bear an appropriate legend. The Company may not make any notation on its records or give instructions to the Transfer Agent that enlarge the restrictions on transfer set forth in this Section. Certificates for Securities subject to legend removal hereunder shall be transmitted by the Transfer Agent to the Purchasers by crediting the account of the Purchaser’s prime broker with the Depository Trust Company System.

(f) In addition to such Purchaser’s other available remedies, the Company shall pay to a Purchaser, in cash, as partial liquidated damages and not as a penalty, for each $1,000 of Shares or Warrant Shares (based on the VWAP of the Common Stock on the date such Securities are submitted to the Transfer Agent) delivered for removal of the restrictive legend and subject to Section 4.1(c), $10 per Trading Day (increasing to $20 per Trading Day five (5) Trading Days after such damages have begun to accrue) for each Trading Day after the Legend Removal Date until such certificate is delivered without a legend. Nothing herein shall limit such Purchaser’s right to pursue actual damages for the Company’s failure to deliver certificates representing any Securities as required by the Transaction Documents, and such Purchaser shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief.

(g) Each Purchaser, severally and not jointly with the other Purchasers, agrees that the removal of the restrictive legend from certificates representing Securities as set forth in this Section 4.1 is predicated upon the Company’s reliance that the Purchaser will sell any Securities pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom, and that if Securities are sold pursuant to a Registration Statement, they will be sold in compliance with the plan of distribution set forth therein.

(h) Each Purchaser that is domiciled or was formed outside of the U.S. agrees on its own behalf and on behalf of any investor account for which it is acquiring the Securities, and each subsequent permitted transferee of the Securities by its acceptance thereof will be deemed to have agreed, that all subsequent offers and sales of Securities prior to the date which is two years after the Closing Date shall be made only (1) to the Company or a subsidiary thereof, (2) pursuant to a registration statement which has been declared effective under the Securities Act, (3) pursuant to offers and sales to non-U.S. persons that occur outside the United States within the meaning of Regulation S and in compliance with Rules 904 and 905 thereunder, or (4) pursuant to any other available exemption from the registration requirements of the Securities Act.

(i) Each Purchaser that is domiciled or was formed outside of the U.S. represents and agrees on his, her or its behalf and on behalf of any investor account for which it is acquiring the Securities, and each subsequent permitted transferee of the Securities, by its acceptance thereof, will be deemed to have agreed, that (i) no subscription, resale or other transfer of the Securities has been arranged, or at Closing will have been arranged, to return the Securities to the U.S. securities markets or to a U.S. citizen or resident, and (ii) any hedging transaction involving the Securities will be conducted only in compliance with the requirements of the Securities Act.

4.2 Furnishing of Information. As long as any Purchaser owns Securities and the Company remains subject to the requirements of the Exchange Act, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. As long as any Purchaser owns Securities, if the Company is not required to file reports pursuant to the Exchange Act, it will prepare and furnish to the Purchasers and make publicly available in accordance with Rule 144(c) such information as is required for the Purchasers to sell the Securities under Rule 144. The Company further covenants that it will take such further action as any holder of Securities may reasonably request, to the extent required from time to time to enable such Person to sell such Securities without registration under the Securities Act within the requirements of the exemption provided by Rule 144.

4.3 Integration. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Purchasers or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market such that it would require shareholder approval prior to the closing of such other transaction unless shareholder approval is obtained before the closing of such subsequent transaction.

4.4 Securities Laws Disclosure; Publicity. The Company shall, by 8:30 a.m. (New York City time) on the Trading Day immediately following the date hereof, issue a Current Report on Form 8-K, disclosing the material terms of the transactions contemplated hereby and filing the Transaction Documents as exhibits thereto. The Company and each Purchaser shall consult with each other in issuing any other press releases with respect to the transactions contemplated hereby, and neither the Company nor any Purchaser shall issue any such press release or otherwise make any such public statement without the prior consent of the Company, with respect to any press release of any Purchaser, or without the prior consent of each Purchaser, with respect to any press release of the Company, which consent shall not unreasonably be withheld or delayed, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser, or include the name of any Purchaser in any filing with the Commission or any regulatory agency or Trading Market, without the prior written consent of such Purchaser, except (i) as required by federal securities law in connection with (A) any registration statement contemplated by the Registration Rights Agreement, (B) the Form 8-K required by this Section 4.4, (C) any filing required by the Commission and (D) the filing of final Transaction Documents (including signature pages thereto) with the Commission and (ii) to the extent such disclosure is required by law or Trading Market regulations, in which case the Company shall provide the Purchasers with prior notice of such disclosure permitted under this clause (ii).

4.5 Shareholder Rights Plan. No claim will be made or enforced by the Company or, with the consent of the Company, any other Person, that any Purchaser is an “Acquiring Person” under any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or similar anti-takeover plan or arrangement in effect or hereafter adopted by the Company, or that any Purchaser could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Securities under the Transaction Documents or under any other agreement between the Company and the Purchasers.

4.6 Non-Public Information. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company covenants and agrees that neither it nor any other Person acting on its behalf will provide any Purchaser or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Purchaser shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that each Purchaser shall be relying on the foregoing representations in effecting transactions in securities of the Company.

4.7 Use of Proceeds. Except as set forth on Schedule 4.7 attached hereto, the Company shall use the net proceeds from the sale of the Securities hereunder for working capital purposes and shall not use such proceeds for the satisfaction of any portion of the Company’s debt (other than payment of trade payables in the ordinary course of the Company’s business and prior practices), or to redeem any Common Stock or Common Stock Equivalents or to settle any outstanding litigation.

4.8 Reimbursement. If any Purchaser becomes involved in any capacity in any Proceeding by or against any Person who is a stockholder of the Company (except as a result of sales, pledges, margin sales and similar transactions by such Purchaser to or with any other stockholder), solely as a result of such Purchaser’s acquisition of the Securities under this Agreement, the Company will reimburse such Purchaser for its reasonable legal and other expenses (including the cost of any investigation preparation and travel in connection therewith) incurred in connection therewith, as such expenses are incurred. The reimbursement obligations of the Company under this paragraph shall be in addition to any liability which the Company may otherwise have, shall extend upon the same terms and conditions to any Affiliates of the Purchasers who are actually named in such action, proceeding or investigation, and partners, directors, agents, employees and controlling persons (if any), as the case may be, of the Purchasers and any such Affiliate, and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Company, the Purchasers and any such Affiliate and any such Person. The Company also agrees that neither the Purchasers nor any such Affiliates, partners, directors, agents, employees or controlling persons shall have any liability to the Company or any Person asserting claims on behalf of or in right of the Company solely as a result of acquiring the Securities under this Agreement, except if such claim arises primarily from a breach of such Purchaser’s representations, warranties or covenants under the Transaction Documents or any agreements or understandings such Purchaser may have with any such stockholder or any violations by the Purchaser of state or federal securities laws or any conduct by such Purchaser which constitutes fraud, gross negligence, willful misconduct or malfeasance.

4.9 Indemnification of Purchasers. Subject to the provisions of this Section 4.9, the Company will indemnify and hold each Purchaser and its directors, officers, shareholders, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls such Purchaser (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, shareholders, agents, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling persons (each, a “Purchaser Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Purchaser Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents or (b) any action instituted against a Purchaser, or any of them or their respective Affiliates, by any stockholder of the Company who is not an Affiliate of such Purchaser, with respect to any of the transactions contemplated by the Transaction Documents (unless such action is based upon a breach of such Purchaser’s representations, warranties or covenants under the Transaction Documents or any agreements or understandings such Purchaser may have with any such stockholder or any violations by the Purchaser of state or federal securities laws or any conduct by such Purchaser which constitutes fraud, gross negligence, willful misconduct or malfeasance). If any action shall be brought against any Purchaser Party in respect of which indemnity may be sought pursuant to this Agreement, such Purchaser Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Purchaser Party. Any Purchaser Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Purchaser Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of such separate counsel, a material conflict on any material issue between the position of the Company and the position of such Purchaser Party, in which case the Company shall be responsible for the reasonable fees and expenses of no more than one such separate counsel. The Company will not be liable to any Purchaser Party under this Agreement (i) for any settlement by a Purchaser Party effected without the Company’s prior written consent, which shall not be unreasonably withheld or delayed; or (ii) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to (A) any Purchaser Party’s breach of any of the representations, warranties, covenants or agreements made by such Purchaser Party in this Agreement or in the other Transaction Documents, (B) any violations by the Purchaser of state or federal securities laws or (C) any conduct by such Purchaser which constitutes fraud, gross negligence, willful misconduct or malfeasance.

4.10 Reservation of Common Stock. As of the date hereof, the Company has reserved and the Company shall continue to reserve and keep available at all times, free of preemptive rights, a sufficient number of shares of Common Stock for the purpose of enabling the Company to issue Shares pursuant to this Agreement and Warrant Shares pursuant to any exercise of the Warrants.

4.11 Listing of Common Stock.(a) The Company hereby agrees to use best efforts to maintain the listing of the Common Stock on a Trading Market, and as soon as reasonably practicable following the Closing (but not later than the earlier of the Effective Date and the first anniversary of the Closing Date) to list all of the Shares and Warrant Shares on such Trading Market. The Company further agrees, if the Company applies to have the Common Stock traded on any other Trading Market, it will include in such application all of the Shares and Warrant Shares, and will take such other action as is necessary to cause all of the Shares and Warrant Shares to be listed on such other Trading Market as promptly as possible. The Company will take all action reasonably necessary to continue the listing and trading of its Common Stock on a Trading Market and will comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the Trading Market.

4.12 Equal Treatment of Purchasers. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration is also offered to all of the parties to the Transaction Documents. For clarification purposes, this provision constitutes a separate right granted to each Purchaser by the Company and negotiated separately by each Purchaser, and is intended for the Company to treat the Purchasers as a class and shall not in any way be construed as the Purchasers acting in concert or as a group with respect to the purchase, disposition or voting of Securities or otherwise.

4.13 Participation in Future Financing.

(a) From the date hereof until the date that is the 15th month anniversary of the Closing Date, upon any issuance by the Company or any of its Subsidiaries of Common Stock or Common Stock Equivalents for cash consideration (a “Subsequent Financing”), each Purchaser shall have the right to participate up to its Pro Rata Portion (as defined below) of 50% of the Subsequent Financing (the “Participation Maximum”) on the same terms, conditions and price provided for in the Subsequent Financing.

(b) At least 5 Trading Days prior to the closing of the Subsequent Financing, the Company shall deliver to each Purchaser a written notice of its intention to effect a Subsequent Financing (“Pre-Notice”), which Pre-Notice shall ask such Purchaser if it wants to review the details of such financing (such additional notice, a “Subsequent Financing Notice”). Upon the written request of a Purchaser, and only upon a written request by such Purchaser, for a Subsequent Financing Notice, the Company shall promptly, but no later than 1 Trading Day after such request, deliver a Subsequent Financing Notice to such Purchaser. The Subsequent Financing Notice shall describe in reasonable detail the proposed terms of such Subsequent Financing, the amount of proceeds intended to be raised thereunder and the Person or Persons through or with whom such Subsequent Financing is proposed to be effected and shall include a term sheet or similar document relating thereto as an attachment.

(c) Any Purchaser desiring to participate in such Subsequent Financing must deliver written notice to the Company by not later than 5:30 p.m. (New York City time) on the 5th Trading Day after such Purchaser has received the Pre-Notice that the Purchaser is willing to participate in the Subsequent Financing, the amount of the Purchaser’s participation, and that the Purchaser has such funds ready, willing, and available for investment on the terms set forth in the Subsequent Financing Notice (a “Purchase Notice”). If the Company does not receive a Purchase Notice from a Purchaser by such 5th Trading Day, such Purchaser shall be deemed to have notified the Company that it does not elect to participate.

(d) If by 5:30 p.m. (New York City time) on the 5th Trading Day after all of the Purchasers have received the Pre-Notice, Purchase Notices indicating in the aggregate less than the Participation Maximum of the Subsequent Financing, then the Company may effect the remaining portion of such Subsequent Financing on the terms and with the Persons set forth in the Subsequent Financing Notice.

(e) If by 5:30 p.m. (New York City time) on the 5th Trading Day after all of the Purchasers have received the Pre-Notice, the Company receives Purchase Notices from Purchasers seeking to purchase more than the aggregate amount of the Participation Maximum, each such Purchaser shall have the right to purchase the greater of (a) their Pro Rata Portion (as defined below) of the Participation Maximum and (b) the Pro Rata Portion of the sum of (i) the Participation Maximum and (ii) the portion of the Participation Maximum not subject to a Purchase Notice. “Pro Rata Portion” is the ratio of (x) the Subscription Amount of Securities purchased on the Closing Date by a Purchaser and (y) the sum of the aggregate Subscription Amounts of Securities purchased on the Closing Date by all Purchasers.

(f) The Company must provide the Purchasers with a second Subsequent Financing Notice, and the Purchasers will again have the right of participation set forth above in this Section 4.13, if the Subsequent Financing subject to the initial Subsequent Financing Notice is not consummated for any reason on the terms set forth in such Subsequent Financing Notice within 60 Trading Days after the date of the initial Subsequent Financing Notice.

(g) Notwithstanding the foregoing, this Section 4.13 shall not apply in respect of (i) an Exempt Issuance or (ii) an underwritten public offering of Common Stock.

4.14 Subsequent Equity Sales.

(a) From the date hereof until 180 days after the Effective Date, neither the Company nor any Subsidiary shall issue shares of Common Stock or Common Stock Equivalents; provided, however, the 180 day period set forth in this Section 4.14 shall be extended for the number of Trading Days during such period in which (i) trading in the Common Stock is suspended by any Trading Market, or (ii) following the Effective Date, the Registration Statement is not effective or the prospectus included in the Registration Statement may not be used by the Purchasers for the resale of the Shares and Warrant Shares.

(b) From the date hereof until such time as no Purchaser holds any of the Securities, the Company shall be prohibited from effecting or entering into an agreement to effect any Subsequent Financing involving a Variable Rate Transaction. “Variable Rate Transaction” means a transaction in which the Company issues or sells (i) any debt or equity securities that are convertible into, exchangeable or exercisable for, or include the right to receive additional shares of Common Stock either (A) at a conversion, exercise or exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for the shares of Common Stock at any time after the initial issuance of such debt or equity securities, or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such debt or equity security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock or (ii) enters into any agreement, including, but not limited to, an equity line of credit, whereby the Company may sell securities at a future determined price. Any Purchaser shall be entitled to obtain injunctive relief against the Company to preclude any such issuance, which remedy shall be in addition to any right to collect damages.

(c) Notwithstanding the foregoing, this Section 4.14 shall not apply in respect of an Exempt Issuance, except that no Variable Rate Transaction shall be an Exempt Issuance.

4.15 Short Sales and Confidentiality After The Date Hereof. Each Purchaser severally and not jointly with the other Purchasers covenants that neither it nor any Affiliate or other Person acting on its behalf or pursuant to any understanding with it will execute any Short Sales during the period commencing at the beginning of the Discussion Time and ending at the time that the transactions contemplated by this Agreement are first publicly announced as described in Section 4.4. Each Purchaser, severally and not jointly with the other Purchasers, covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company as described in Section 4.4, such Purchaser will maintain the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction). Each Purchaser understands and acknowledges, severally and not jointly with any other Purchaser, that the Commission currently takes the position that coverage of short sales of shares of the Common Stock “against the box” prior to the Effective Date of the Registration Statement with the Securities is a violation of Section 5 of the Securities Act, as set forth in Item 65, Section A, of the Manual of Publicly Available Telephone Interpretations, dated July 1997, compiled by the Office of Chief Counsel, Division of Corporation Finance. Notwithstanding the foregoing, no Purchaser makes any representation, warranty or covenant hereby that it will not engage in Short Sales in the securities of the Company after the time that the transactions contemplated by this Agreement are first publicly announced as described in Section 4.4. Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser’s assets, the covenant set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement.

4.16 Delivery of Securities After Closing. The Company shall deliver, or cause to be delivered, the respective Securities purchased by each Purchaser to such Purchaser within 3 Trading Days of the Closing Date.

4.17 Form D; Blue Sky Filings. The Company agrees to timely file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof, promptly upon request of any Purchaser. The Company shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Securities for, sale to the Purchasers at the Closing under applicable securities or “Blue Sky” laws of the states of the United States, and shall provide evidence of such actions promptly upon request of any Purchaser. Each Purchaser shall take all commercially reasonable actions that are reasonably requested by the Company related to, or to effectuate, the filing of a Form D or any filing required pursuant to the “Blue Sky” laws of the states of the United States which, for purposes of clarity, shall not include the payment of any fees by such Purchaser.

4.18 Capital Changes. Until the one year anniversary of the Effective Date, the Company shall not undertake a reverse or forward stock split or reclassification of the Common Stock without the prior written consent of the Purchasers holding a majority in interest of the Shares.

4.19 Investment Company. The Company shall conduct its business in a manner so that it will not become subject to the Investment Company Act of 1940, as amended.

ARTICLE V.

MISCELLANEOUS

5.1 Termination. This Agreement may be terminated by any Purchaser, as to such Purchaser’s obligations hereunder only and without any effect whatsoever on the obligations between the Company and the other Purchasers, by written notice to the other parties, if the Closing has not been consummated on or before March 15, 2007; provided, however, that no such termination will affect the right of any party to sue for any breach by the other party (or parties).

5.2 Fees and Expenses. Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all Transfer Agent fees, stamp taxes and other taxes and duties levied in connection with the delivery of any Securities to the Purchasers.

5.3 Entire Agreement. The Transaction Documents and all of the confidentiality agreements by and between the Company and the Purchasers listed on Schedule 3.1(y), together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

5.4 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto prior to 5:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (c) the second Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto.

5.5 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and Purchasers holding at least 67% of the then outstanding Securities or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

5.6 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

5.7 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of Purchasers holding at least 67% of the then outstanding Securities (other than by merger). Any Purchaser may assign any or all of its rights under this Agreement to any Person to whom such Purchaser assigns or transfers any Securities, provided such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions of the Transaction Documents that apply to the “Purchasers.”

5.8 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 4.9.

5.9 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. The parties hereby waive all rights to a trial by jury. If either party shall commence an action or proceeding to enforce any provisions of the Transaction Documents, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

5.10 Survival. The representations and warranties contained herein shall survive the Closing and the delivery of the Shares and Warrant Shares until the 3 year anniversary of the Closing Date.

5.11 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

5.12 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

5.13 Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) any of the other Transaction Documents, whenever any Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights; provided, however, in the case of a rescission of an exercise of a Warrant, the Purchaser shall be required to return any shares of Common Stock delivered in connection with any such rescinded exercise notice.

5.14 Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction. The applicant for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs (including customary indemnity) associated with the issuance of such replacement Securities.

5.15 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in the Transaction Documents and hereby agrees to waive and not to assert in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

5.16 Payment Set Aside. To the extent that the Company makes a payment or payments to any Purchaser pursuant to any Transaction Document or a Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

5.17 Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance or non-performance of the obligations of any other Purchaser under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. Each Purchaser has been represented by its own separate legal counsel in their review and negotiation of the Transaction Documents. For reasons of administrative convenience only, Purchasers and their respective counsel have chosen to communicate with the Company through FWS. FWS does not represent any of the Purchasers but only the Placement Agent. The Company has elected to provide all Purchasers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by the Purchasers.

5.18 Liquidated Damages. The Company’s obligations to pay any partial liquidated damages or other amounts owing under the Transaction Documents is a continuing obligation of the Company and shall not terminate until all unpaid partial liquidated damages and other amounts have been paid notwithstanding the fact that the instrument or security pursuant to which such partial liquidated damages or other amounts are due and payable shall have been canceled.

5.19 Construction. The parties agree that each of them and/or their respective counsel has reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments hereto.

(Signature Pages Follow)

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NEOSE TECHNOLOGIES, INC.	Address for Notice:

102 Rock Road

By: /s/ George J. Vergis Horsham, Pennsylvania 19044
Name: George J. Vergis, Ph.D. Facsimile: (215) 315-9100
Title: President and CEO Attention: General Counsel

With a copy to (which shall not constitute notice):

Barry M. Abelson, Esq. Pepper Hamilton LLP 3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
SIGNATURE PAGE FOR PURCHASER FOLLOWS]

[PURCHASER SIGNATURE PAGES TO NTEC SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: MHR Capital Partners (100) LP
Signature of Authorized Signatory of Purchaser: /s/ Hal Goldstein
Name of Authorized Signatory: MHR Advisors LLC, by Hal Goldstein
Title of Authorized Signatory: Managing Principal
Email Address of Purchaser: hgoldstein@mhrfund.com
Fax Number of Purchaser: 212-262-9356
Address for Notice of Purchaser:

40 West 57th Street, 24th Floor

New York, NY 10019

Address for Delivery of Securities for Purchaser (if not same as address for notice):

Subscription Amount: $517,130

Units:

Shares: 256,005

Warrant Shares: 115,202

EIN Number: [PROVIDE THIS UNDER SEPARATE COVER]

[SIGNATURE PAGES CONTINUE][PURCHASER SIGNATURE PAGES TO NTEC SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: MHR Capital Partners Master Account LP
Signature of Authorized Signatory of Purchaser: /s/ Hal Goldstein
Name of Authorized Signatory: MHR Advisors LLC, by Hal Goldstein
Title of Authorized Signatory: Managing Principal
Email Address of Purchaser: hgoldstein@mhrfund.com
Fax Number of Purchaser: 212-262-9356
Address for Notice of Purchaser:

40 West 57th Street, 24th Floor

New York, NY 10019

Address for Delivery of Securities for Purchaser (if not same as address for notice):

Subscription Amount: $4,482,870

Units:

Shares: 2,219,242

Warrant Shares: 998,659

EIN Number: [PROVIDE THIS UNDER SEPARATE COVER]

[SIGNATURE PAGES CONTINUE][PURCHASER SIGNATURE PAGES TO NTEC SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Domain Partners V, L.P.
Signature of Authorized Signatory of Purchaser: /s/ Kathleen K. Schoemaker
Name of Authorized Signatory: Kathleen K. Schoemaker
Title of Authorized Signatory: Managing Member
Email Address of Purchaser: schoemaker@domainvc.com
Fax Number of Purchaser: 609-683-4581
Address for Notice of Purchaser:

c/o Domain Associates

One Palmer Square, Suite 515

Princeton, New Jersey 03542

Address for Delivery of Securities for Purchaser (if not same as address for notice):

c/o Domain Associates

One Palmer Square, Suite 515

Princeton, New Jersey 03542

Subscription Amount: $4,884,612.50

Units: 2,418,125

Shares: 2,418,125

Warrant Shares: 1,088,156

EIN Number: [PROVIDE THIS UNDER SEPARATE COVER]

• By One Palmer Square Associates V, LLC.

[SIGNATURE PAGES CONTINUE][PURCHASER SIGNATURE PAGES TO NTEC SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: DP V Associates, L.P.
Signature of Authorized Signatory of Purchaser: /s/ Kathleen K. Schoemaker
Name of Authorized Signatory: Kathleen K. Schoemaker
Title of Authorized Signatory: Managing Member
Email Address of Purchaser: schoemaker@domainvc.com
Fax Number of Purchaser: 609-683-4581
Address for Notice of Purchaser:

c/o Domain Associates

One Palmer Square, Suite 515

Princeton, New Jersey 03542

Address for Delivery of Securities for Purchaser (if not same as address for notice):

c/o Domain Associates

One Palmer Square, Suite 515

Princeton, New Jersey 03542

Subscription Amount: $115,388.46

Units: 57,123

Shares: 57,123

Warrant Shares: 25,705

EIN Number: [PROVIDE THIS UNDER SEPARATE COVER]

• By One Palmer Square Associates V, LLC.

[SIGNATURE PAGES CONTINUE][PURCHASER SIGNATURE PAGES TO NTEC SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: BB Biotech Ventures II LP
Signature of Authorized Signatory of Purchaser: /s/ Ben Morgan
Name of Authorized Signatory: Ben Morgan
Title of Authorized Signatory: Director of its General Partner
Email Address of Purchaser: chris_cochrane@ntrs.com
Fax Number of Purchaser: +44 (0) 1481 745051
Address for Notice of Purchaser:

Northern Trust International Fund Administration Services (Guernsey) Limited

Po Box 255, Trafalger Court, Les Banques

St. Peter Port, Guernsey GY1 3QL

Address for Delivery of Securities for Purchaser (if not same as address for notice):

c/o Domain Associates

One Palmer Square, Suite 515

Princeton, New Jersey 03542

Subscription Amount: $5,000,000.00

Units: 2,475,247

Shares: 2,475,247

Warrant Shares: 1,113,861

EIN Number: [PROVIDE THIS UNDER SEPARATE COVER]

[SIGNATURE PAGES CONTINUE][PURCHASER SIGNATURE PAGES TO NTEC SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Visium Balanced Fund, LP
Signature of Authorized Signatory of Purchaser: /s/ Mark Gottlieb
Name of Authorized Signatory: Mark Gottlieb
Title of Authorized Signatory: CCO
Email Address of Purchaser: mgottlieb@visiumfunds.com
Fax Number of Purchaser: 646-840-5808
Address for Notice of Purchaser:

950 Third Avenue, 29th Floor

New York, NY 10022

Address for Delivery of Securities for Purchaser (if not same as address for notice):

See Attached Delivery Instructions.

Subscription Amount: $1,050,468.68

Units: 520,034

Shares: 520,034

Warrant Shares: 234,015

EIN Number: [PROVIDE THIS UNDER SEPARATE COVER]

[SIGNATURE PAGES CONTINUE][PURCHASER SIGNATURE PAGES TO NTEC SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Visium Balanced Offshore Fund, LTD
Signature of Authorized Signatory of Purchaser: /s/ Mark Gottlieb
Name of Authorized Signatory: Mark Gottlieb
Title of Authorized Signatory: CCO
Email Address of Purchaser: mgottlieb@visiumfunds.com
Fax Number of Purchaser: 646-840-5808
Address for Notice of Purchaser:

950 Third Avenue, 29th Floor

New York, NY 10022

Address for Delivery of Securities for Purchaser (if not same as address for notice):

See Attached Delivery Instructions.

Subscription Amount: $1,671,200.54

Units: 827,327

Shares: 827,327

Warrant Shares: 372,297

EIN Number: [PROVIDE THIS UNDER SEPARATE COVER]

[SIGNATURE PAGES CONTINUE][PURCHASER SIGNATURE PAGES TO NTEC SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Visium Long Bias Fund, LP
Signature of Authorized Signatory of Purchaser: /s/ Mark Gottlieb
Name of Authorized Signatory: Mark Gottlieb
Title of Authorized Signatory: CCO
Email Address of Purchaser: mgottlieb@visiumfunds.com
Fax Number of Purchaser: 646-840-5808
Address for Notice of Purchaser:

950 Third Avenue, 29th Floor

New York, NY 10022

Address for Delivery of Securities for Purchaser (if not same as address for notice):

See Attached Delivery Instructions.

Subscription Amount: $473,144.60

Units: 234,230

Shares: 234,230

Warrant Shares: 105,404

EIN Number: [PROVIDE THIS UNDER SEPARATE COVER]

[SIGNATURE PAGES CONTINUE][PURCHASER SIGNATURE PAGES TO NTEC SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Visium Long Bias Offshore Fund, LTD
Signature of Authorized Signatory of Purchaser: /s/ Mark Gottlieb
Name of Authorized Signatory: Mark Gottlieb
Title of Authorized Signatory: CCO
Email Address of Purchaser: mgottlieb@visiumfunds.com
Fax Number of Purchaser: 646-840-5808
Address for Notice of Purchaser:

950 Third Avenue, 29th Floor

New York, NY 10022

Address for Delivery of Securities for Purchaser (if not same as address for notice):

See Attached Delivery Instructions.

Subscription Amount: $1,515,799.92

Units: 750,396

Shares: 750,396

Warrant Shares: 337,678

EIN Number: [PROVIDE THIS UNDER SEPARATE COVER]

[SIGNATURE PAGES CONTINUE][PURCHASER SIGNATURE PAGES TO NTEC SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Atlas Master Fund, Ltd
Signature of Authorized Signatory of Purchaser: /s/ Scott Schroeder
Name of Authorized Signatory: Scott Schroeder
Title of Authorized Signatory: Authorized Signatory
Email Address of Purchaser: kjohansen@bamfunds
Fax Number of Purchaser: 212-808-2301
Address for Notice of Purchaser:

c/o Balyasny Asset Management

135 E 57th St, 27th Fl.

New York, NY 10022

Address for Delivery of Securities for Purchaser (if not same as address for notice):

Subscription Amount: $289,387.22

Units: 143,261

Shares: 143,261

Warrant Shares: 64,468

EIN Number: [PROVIDE THIS UNDER SEPARATE COVER]

[SIGNATURE PAGES CONTINUE][PURCHASER SIGNATURE PAGES TO NTEC SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Tang Capital Partners, LP
Signature of Authorized Signatory of Purchaser: /s/ Kevin C. Tang
Name of Authorized Signatory: Kevin C. Tang
Title of Authorized Signatory: Managing Director
Email Address of Purchaser: Kevin@tangcapital.com
Fax Number of Purchaser: 858-200-3837
Address for Notice of Purchaser:

4401 Eastgate Mall

San Diego, CA 92121

Address for Delivery of Securities for Purchaser (if not same as address for notice):

Same.

Subscription Amount: $5,000,000

Units: 2,475,248

Shares: 2,475,248

Warrant Shares: 1,113,861

EIN Number: [PROVIDE THIS UNDER SEPARATE COVER]

[SIGNATURE PAGES CONTINUE][PURCHASER SIGNATURE PAGES TO NTEC SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: HFR SHC Aggressive Master Trust
Signature of Authorized Signatory of Purchaser: /s/ Dora Hines
Name of Authorized Signatory: Dora Hines
Title of Authorized Signatory: Attoney-in-fact*
Email Address of Purchaser: data_ops@hfr.com
Fax Number of Purchaser: 312-327-0435
Address for Notice of Purchaser:

HFR Asset Management, LLC

10 S. Riverside Plaza, Suite 700

Chicago, Illinois 60606

Address for Delivery of Securities for Purchaser (if not same as address for notice):

Butterfield Fund Services (Bermuda) Limited

65 Front Street

Hamilton HM11 Bermuda

Re: HFR SHC Aggressive Master Trust

Subscription Amount: $199,980

Units: 99,000

Shares: 99,000

Warrant Shares: 44,550

EIN Number: [PROVIDE THIS UNDER SEPARATE COVER]

• For and on behalf of HFR Asset Management, LLC as attorney in fact.

[SIGNATURE PAGES CONTINUE][PURCHASER SIGNATURE PAGES TO NTEC SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Caduceus Capital Master Fund Limited
Signature of Authorized Signatory of Purchaser: /s/ Samuel D. Isaly
Name of Authorized Signatory: Samuel D. Isaly
Title of Authorized Signatory: Managing Partner, Orbimed Advisors LLC
Email Address of Purchaser: kanareka@orbimed.com
Fax Number of Purchaser: 212-739-6444
Address for Notice of Purchaser:

c/o OrbiMed Advisors LLC

767 3rd Avenue, 30th Floor

New York, NY 10017

Address for Delivery of Securities for Purchaser (if not same as address for notice):

Subscription Amount: $1,565,500

Units: 775,000

Shares: 775,000

Warrant Shares: 348,750

EIN Number: [PROVIDE THIS UNDER SEPARATE COVER]

[SIGNATURE PAGES CONTINUE][PURCHASER SIGNATURE PAGES TO NTEC SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Caduceus Capital II, L.P.
Signature of Authorized Signatory of Purchaser: /s/ Samuel D. Isaly
Name of Authorized Signatory: Samuel D. Isaly
Title of Authorized Signatory: Managing Partner, Orbimed Advisors LLC
Email Address of Purchaser: kanareka@orbimed.com
Fax Number of Purchaser: 212-739-6444
Address for Notice of Purchaser:

c/o OrbiMed Advisors LLC

767 3rd Avenue, 30th Floor

New York, NY 10017

Address for Delivery of Securities for Purchaser (if not same as address for notice):

Subscription Amount: $989,800

Units: 490,000

Shares: 490,000

Warrant Shares: 220,500

EIN Number: [PROVIDE THIS UNDER SEPARATE COVER]

[SIGNATURE PAGES CONTINUE][PURCHASER SIGNATURE PAGES TO NTEC SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: UBS Eucalyptus Fund, LLC
Signature of Authorized Signatory of Purchaser: /s/ Samuel D. Isaly
Name of Authorized Signatory: Samuel D. Isaly
Title of Authorized Signatory: Managing Partner, Orbimed Advisors LLC
Email Address of Purchaser: kanareka@orbimed.com
Fax Number of Purchaser: 212-739-6444
Address for Notice of Purchaser:

c/o OrbiMed Advisors LLC

767 3rd Avenue, 30th Floor

New York, NY 10017

Address for Delivery of Securities for Purchaser (if not same as address for notice):

Subscription Amount: $1,131,200

Units: 560,000

Shares: 560,000

Warrant Shares: 252,000

EIN Number: [PROVIDE THIS UNDER SEPARATE COVER]

[SIGNATURE PAGES CONTINUE][PURCHASER SIGNATURE PAGES TO NTEC SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: PW Eucalyptus Fund, Ltd.
Signature of Authorized Signatory of Purchaser: /s/ Samuel D. Isaly
Name of Authorized Signatory: Samuel D. Isaly
Title of Authorized Signatory: Managing Partner, Orbimed Advisors LLC
Email Address of Purchaser: kanareka@orbimed.com
Fax Number of Purchaser: 212-739-6444
Address for Notice of Purchaser:

c/o OrbiMed Advisors LLC

767 3rd Avenue, 30th Floor

New York, NY 10017

Address for Delivery of Securities for Purchaser (if not same as address for notice):

Subscription Amount: $113,120

Units: 56,000

Shares: 56,000

Warrant Shares: 25,200

EIN Number: [PROVIDE THIS UNDER SEPARATE COVER]

[SIGNATURE PAGES CONTINUE][PURCHASER SIGNATURE PAGES TO NTEC SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Abingworth Bioventures V L.P.

Signature of Authorized Signatory of Purchaser: /s/ James Abell*

Name of Authorized Signatory: James Abell

Title of Authorized Signatory: Member, Abingworth L.L.P.

Email Address of Purchaser: abell@abingworth.com

Fax Number of Purchaser: +44 207 534 1539

Address for Notice of Purchaser:
38 Jermyn Street London SW1Y 6DN United Kingdom Address for Delivery of Securities for Purchaser (if not same as address for notice):

Subscription Amount: $2,400,000.38

Units: 1,188,119

Shares: 1,188,119

Warrant Shares: 534,653

EIN Number: [PROVIDE THIS UNDER SEPARATE COVER]

• On Behalf of Abingworth L.L.P. in its capacity as Manager of Abingworth Bioventures V L.P.

[SIGNATURE PAGES CONTINUE][PURCHASER SIGNATURE PAGES TO NTEC SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Abingworth Bioequities Master Fund Limited

Signature of Authorized Signatory of Purchaser: /s/ James Abell

Name of Authorized Signatory: James Abell

Title of Authorized Signatory: Authorized Signatory

Email Address of Purchaser: abell@abingworth.com

Fax Number of Purchaser: +44 207 534 1539

Address for Notice of Purchaser:
38 Jermyn Street London SW1Y 6DN United Kingdom Address for Delivery of Securities for Purchaser (if not same as address for notice):

Subscription Amount: $2,600,000.58

Units: 1,287,129

Shares: 1,287,129

Warrant Shares: 579,208

EIN Number: [PROVIDE THIS UNDER SEPARATE COVER]

[SIGNATURE PAGES CONTINUE][PURCHASER SIGNATURE PAGES TO NTEC SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Baker/Tisch Investments, L.P.

Signature of Authorized Signatory of Purchaser: /s/ Julian Baker

Name of Authorized Signatory: Julian Baker

Title of Authorized Signatory: *

Email Address of Purchaser: lkirbyebbinvestments.com
Fax Number of Purchaser: 212-339-5688
Address for Notice of Purchaser:

667 Madison Ave, 17th Floor

New York, NY 10021

Address for Delivery of Securities for Purchaser (if not same as address for notice):

Subscription Amount: $46,431.76

Units: 22,986

Shares: 22,986

Warrant Shares: 10,344

EIN Number: [PROVIDE THIS UNDER SEPARATE COVER]

• Julian Baker is the Managing Member of Baker/Tisch Capital (GP), LLC, which is the General Partner of Baker/Tisch Capital, L.P., which is the General Partner of Baker/Tisch Investments, L.P.

[SIGNATURE PAGES CONTINUE][PURCHASER SIGNATURE PAGES TO NTEC SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Baker Bros. Investments II, L.P.

Signature of Authorized Signatory of Purchaser: /s/ Julian Baker

Name of Authorized Signatory: Julian Baker

Title of Authorized Signatory: *

Email Address of Purchaser: lkirbyebbinvestments.com
Fax Number of Purchaser: 212-339-5688
Address for Notice of Purchaser:

667 Madison Ave, 17th Floor

New York, NY 10021

Address for Delivery of Securities for Purchaser (if not same as address for notice):

Subscription Amount: $5,492.43

Units: 2,719

Shares: 2,719

Warrant Shares: 1,224

EIN Number: [PROVIDE THIS UNDER SEPARATE COVER]

• Julian Baker is the Managing Member of Baker Bros. Capital (GP), LLC, which is the General Partner of Baker Bros. Capital, L.P., which is the General Partner of Baker Bros. Investments II, L.P.

[SIGNATURE PAGES CONTINUE][PURCHASER SIGNATURE PAGES TO NTEC SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Baker Biotech Fund I, L.P.

Signature of Authorized Signatory of Purchaser: /s/ Julian Baker

Name of Authorized Signatory: Julian Baker

Title of Authorized Signatory: *

Email Address of Purchaser: lkirbyebbinvestments.com
Fax Number of Purchaser: 212-339-5688
Address for Notice of Purchaser:

667 Madison Ave, 17th Floor

New York, NY 10021

Address for Delivery of Securities for Purchaser (if not same as address for notice):

Subscription Amount: $909,606

Units: Cert. 1 – 239,889Cert. 2 – 210,411

Shares: Cert. 1 – 239,889Cert. 2 – 210,411

Warrant Shares: Cert. 1 – 107,950	Cert. 2 – 94,685

EIN Number: [PROVIDE THIS UNDER SEPARATE COVER]

• Julian Baker is the Managing Member of Baker Biotech Capital (GP), LLC, which is the General Partner of Baker Biotech Capital, L.P., which is the General Partner of Baker Biotech Fund I, L.P.

[SIGNATURE PAGES CONTINUE][PURCHASER SIGNATURE PAGES TO NTEC SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Baker Brothers Life Sciences, L.P.

Signature of Authorized Signatory of Purchaser: /s/ Julian Baker

Name of Authorized Signatory: Julian Baker

Title of Authorized Signatory: *

Email Address of Purchaser: lkirbyebbinvestments.com
Fax Number of Purchaser: 212-339-5688
Address for Notice of Purchaser:

667 Madison Ave, 17th Floor

New York, NY 10021

Address for Delivery of Securities for Purchaser (if not same as address for notice):

Subscription Amount: $2,460,034.83

Units: 1,217,839

Shares: 1,217,839

Warrant Shares: 548,028

EIN Number: [PROVIDE THIS UNDER SEPARATE COVER]

• Julian Baker is the Managing Member of Baker Brothers Life Sciences Capital (GP), LLC, which is the General Partner of Baker Brothers Life Sciences Capital, L.P., which is the General Partner of Baker Brothers Life Sciences, L.P.

[SIGNATURE PAGES CONTINUE][PURCHASER SIGNATURE PAGES TO NTEC SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: 14159, L.P.

Signature of Authorized Signatory of Purchaser: /s/ Julian Baker

Name of Authorized Signatory: Julian Baker

Title of Authorized Signatory: *

Email Address of Purchaser: lkirbyebbinvestments.com
Fax Number of Purchaser: 212-339-5688
Address for Notice of Purchaser:

667 Madison Ave, 17th Floor

New York, NY 10021

Address for Delivery of Securities for Purchaser (if not same as address for notice):

Subscription Amount: $78,436.54

Units: 38,830

Shares: 38,830

Warrant Shares: 17,473

EIN Number: [PROVIDE THIS UNDER SEPARATE COVER]

• Julian Baker is the Managing Member of 14159 Capital (GP), LLC, which is the General Partner of 14159 Capital, L.P., which is the General Partner of 14159, L.P.

[SIGNATURE PAGES CONTINUE][PURCHASER SIGNATURE PAGES TO NTEC SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: MPM BioEquities Investors Fund LLC
Signature of Authorized Signatory of Purchaser: /s/ Kurt von Emster
Name of Authorized Signatory: Kurt von Emster
Title of Authorized Signatory: Member
Email Address of Purchaser: kvonemster@mpmcapital.com
Fax Number of Purchaser: 650-553-3360
Address for Notice of Purchaser:

601 Gateway Blvd, Suite 350

South San Francisco, CA 94080

Address for Delivery of Securities for Purchaser (if not same as address for notice):

Attn: Elsa Gelin

The John Hancock Tower

200 Clarendon Street, 54th Flr

Boston, MA 02116

Subscription Amount: $13,164.34

Units: 6,517

Shares: 6,517

Warrant Shares: 2,932

EIN Number: [PROVIDE THIS UNDER SEPARATE COVER]

[SIGNATURE PAGES CONTINUE][PURCHASER SIGNATURE PAGES TO NTEC SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: MPM BioEquities Master Fund LP

Signature of Authorized Signatory of Purchaser: /s/ Kurt von Emster*

Name of Authorized Signatory: Kurt von Emster

Title of Authorized Signatory: Manager

Email Address of Purchaser: kvonemster@mpmcapital.com
Fax Number of Purchaser: 650-553-3360
Address for Notice of Purchaser:

601 Gateway Blvd, Suite 350

South San Francisco, CA 94080

Address for Delivery of Securities for Purchaser (if not same as address for notice):

Attn: Elsa Gelin

The John Hancock Tower

200 Clarendon Street, 54th Flr

Boston, MA 02116

Subscription Amount: $986,836.66

Units: 488,533

Shares: 488,533

Warrant Shares: 219,840

EIN Number: [PROVIDE THIS UNDER SEPARATE COVER]

• As Manager of MPM BioEquities GP, LLC, which is the General Partner of MPM BioEquities GP, L.P. which is the General Partner of MPM BioEquities Master Fund LP.

[SIGNATURE PAGES CONTINUE][PURCHASER SIGNATURE PAGES TO NTEC SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Potomac Capital Partners LP
Signature of Authorized Signatory of Purchaser: /s/ Kenneth Berkow
Name of Authorized Signatory: Kenneth Berkow
Title of Authorized Signatory: CFO
Email Address of Purchaser: kberkow@potomaccap.com
Fax Number of Purchaser: 212-521-5116
Address for Notice of Purchaser:

c/o Potomac Capital Management

825 Third Avenue, 33rd Floor

New York, NY 10022

Address for Delivery of Securities for Purchaser (if not same as address for notice):

Subscription Amount: $626,690.86

Units: 310,243

Shares: 310,243

Warrant Shares: 139,609

EIN Number: [PROVIDE THIS UNDER SEPARATE COVER]

[SIGNATURE PAGES CONTINUE][PURCHASER SIGNATURE PAGES TO NTEC SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Potomac Capital International Ltd.
Signature of Authorized Signatory of Purchaser: /s/ Kenneth Berkow
Name of Authorized Signatory: Kenneth Berkow
Title of Authorized Signatory: CFO
Email Address of Purchaser: kberkow@potomaccap.com
Fax Number of Purchaser: 212-521-5116
Address for Notice of Purchaser:

c/o Potomac Capital Management

825 Third Avenue, 33rd Floor

New York, NY 10022

Address for Delivery of Securities for Purchaser (if not same as address for notice):

Subscription Amount: $429,730.75

Units: 212,738

Shares: 212,738

Warrant Shares: 95,732

EIN Number: [PROVIDE THIS UNDER SEPARATE COVER]

[SIGNATURE PAGES CONTINUE][PURCHASER SIGNATURE PAGES TO NTEC SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Pleiades Investment Partners LP
Signature of Authorized Signatory of Purchaser: /s/ Kenneth Berkow
Name of Authorized Signatory: Kenneth Berkow
Title of Authorized Signatory: CFO
Email Address of Purchaser: kberkow@potomaccap.com
Fax Number of Purchaser: 212-521-5116
Address for Notice of Purchaser:

c/o Potomac Capital Management

825 Third Avenue, 33rd Floor

New york, NY 10022

Address for Delivery of Securities for Purchaser (if not same as address for notice):

Subscription Amount: $443,578.39

Units: 219,593

Shares: 219,593

Warrant Shares: 98,817

EIN Number: [PROVIDE THIS UNDER SEPARATE COVER]

[SIGNATURE PAGES CONTINUE][PURCHASER SIGNATURE PAGES TO NTEC SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Medical Strategy GmbH on behalf of PHARMA/wHEALTH
Signature of Authorized Signatory of Purchaser: /s/ Dr. Michael Fischer
Name of Authorized Signatory: Dr. Michael Fischer
Title of Authorized Signatory: CEO
Email Address of Purchaser: smeyer@medicalstrategy.de
Fax Number of Purchaser: +49 89 2727 2413
Address for Notice of Purchaser:

Medical Strategy GmbH

Elisabethstrasse 28

80796 Munich

Germany

Address for Delivery of Securities for Purchaser (if not same as address for notice):

Oppenheim Pramerica Asset Management S.à r.l.

Attn: Julia Brauckmann

4, rue Jean Monnet

2180 Luxembourg

Luxembourg

Subscription Amount: $250,000

Units: 123,762

Shares: 123,762

Warrant Shares: 55,693

EIN Number: [PROVIDE THIS UNDER SEPARATE COVER]

[SIGNATURE PAGES CONTINUE][PURCHASER SIGNATURE PAGES TO NTEC SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Oppenheim Pramerica Asset Management S.à r.l.*

Signature of Authorized Signatory of Purchaser: /s/ Max von Frantzius/s/ Johann Will

Name of Authorized Signatory: Max von FrantziusJohann Will

Title of Authorized Signatory: Vice PresidentSenior Associate

Email Address of Purchaser: max.vonfrantzius@oppenheimpramerica.lu johann.will@ oppenheimpramerica.lu

Fax Number of Purchaser: +352 221522 500

Address for Notice of Purchaser:
4, rue Jean Monnet 2180 Luxembourg Luxembourg Address for Delivery of Securities for Purchaser (if not same as address for notice):

Subscription Amount: $750,000

Units: 371,287

Shares: 371,287

Warrant Shares: 167,079

EIN Number: [PROVIDE THIS UNDER SEPARATE COVER]

• On behalf of FCP OP MEDICAL BioHe@lth-Trends.

[SIGNATURE PAGES CONTINUE][PURCHASER SIGNATURE PAGES TO NTEC SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Cranshire Capital, L.P.
Signature of Authorized Signatory of Purchaser: /s/ Mitchell P. Kopin
Name of Authorized Signatory: Mitchell P. Koppin
Title of Authorized Signatory: President – Downsview Capital The General Partner
Email Address of Purchaser: mkoppin@cranshirecapital.com
Fax Number of Purchaser: 847-562-9031
Address for Notice of Purchaser:

3100 Dundee Road, Suite703

Northbrook, IL 60062

Address for Delivery of Securities for Purchaser (if not same as address for notice):

Subscription Amount: $300,000

Units: 148,515

Shares: 148,515

Warrant Shares: 66,832

EIN Number: [PROVIDE THIS UNDER SEPARATE COVER]

[SIGNATURE PAGES CONTINUE][PURCHASER SIGNATURE PAGES TO NTEC SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Otago Partners, LLC
Signature of Authorized Signatory of Purchaser: /s/ Lindsay A. Rosenwald, MD
Name of Authorized Signatory: Lindsay A. Rosenwald, MD
Title of Authorized Signatory: Managing Member
Email Address of Purchaser: mchille@paramountbio.com
Fax Number of Purchaser: 212-554-4355
Address for Notice of Purchaser:

787 7th Ave, 48th Fl.

New York, NY 10019

Address for Delivery of Securities for Purchaser (if not same as address for notice):

Subscription Amount: $150,000

Units: 74,257

Shares: 74,257

Warrant Shares: 33,416

EIN Number: [PROVIDE THIS UNDER SEPARATE COVER]

[SIGNATURE PAGES CONTINUE][PURCHASER SIGNATURE PAGES TO NTEC SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Aries Domestic Fund, LP
Signature of Authorized Signatory of Purchaser: /s/ Lindsay A. Rosenwald, MD
Name of Authorized Signatory: Lindsay A. Rosenwald, MD
Title of Authorized Signatory: Chairman, Paramount Biocapital Asset Management Inc.*
Email Address of Purchaser: pjohn@paramountbio.com
Fax Number of Purchaser: 212-554-4355
Address for Notice of Purchaser:

787 7th Ave, 48th Fl.

New York, NY 10019

Address for Delivery of Securities for Purchaser (if not same as address for notice):

Subscription Amount: $46,500

Units: 23,020

Shares: 23,020

Warrant Shares: 10,359

EIN Number: [PROVIDE THIS UNDER SEPARATE COVER]

• General Partner of Aries Domestic Fund, LP.

[SIGNATURE PAGES CONTINUE][PURCHASER SIGNATURE PAGES TO NTEC SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Aries Domestic Fund II, LP
Signature of Authorized Signatory of Purchaser: /s/ Lindsay A. Rosenwald, MD
Name of Authorized Signatory: Lindsay A. Rosenwald, MD
Title of Authorized Signatory: Chairman, Paramount Biocapital Asset Management Inc.*
Email Address of Purchaser: pjohn@paramountbio.com
Fax Number of Purchaser: 212-554-4355
Address for Notice of Purchaser:

787 7th Ave, 48th Fl.

New York, NY 10019

Address for Delivery of Securities for Purchaser (if not same as address for notice):

Subscription Amount: $33,000

Units: 16,337

Shares: 16,337

Warrant Shares: 7,351

EIN Number: [PROVIDE THIS UNDER SEPARATE COVER]

• General Partner of Aries Domestic Fund II, LP.

[SIGNATURE PAGES CONTINUE][PURCHASER SIGNATURE PAGES TO NTEC SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: The Aries Master Fund II
Signature of Authorized Signatory of Purchaser: /s/ Lindsay A. Rosenwald, MD
Name of Authorized Signatory: Lindsay A. Rosenwald, MD
Title of Authorized Signatory: Chairman, Paramount Biocapital Asset Management Inc.*
Email Address of Purchaser: pjohn@paramountbio.com
Fax Number of Purchaser: 212-554-4355
Address for Notice of Purchaser:

787 7th Ave, 48th Fl.

New York, NY 10019

Address for Delivery of Securities for Purchaser (if not same as address for notice):

Subscription Amount: $70,500

Units: 34,901

Shares: 34,901

Warrant Shares: 15,705

EIN Number: [PROVIDE THIS UNDER SEPARATE COVER]

• Investment Manager of The Aries Master Fund II.

[SIGNATURE PAGES CONTINUE][PURCHASER SIGNATURE PAGES TO NTEC SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Arlene Holden Trust
Signature of Authorized Signatory of Purchaser: /s/ Mathews Arens
Name of Authorized Signatory: Mathews Arens
Title of Authorized Signatory: EVP, Senior Portfolio Manager
Email Address of Purchaser: marens@koppinv.com
Fax Number of Purchaser: 952-841-0407
Address for Notice of Purchaser:

Address for Delivery of Securities for Purchaser (if not same as address for notice):

Subscription Amount: $161,600

Units: 80,000

Shares: 80,000

Warrant Shares: 36,000

EIN Number: [PROVIDE THIS UNDER SEPARATE COVER]

[SIGNATURE PAGES CONTINUE][PURCHASER SIGNATURE PAGES TO NTEC SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Douglas Sharpe Crut
Signature of Authorized Signatory of Purchaser: /s/ Mathews Arens
Name of Authorized Signatory: Mathews Arens
Title of Authorized Signatory: EVP, Senior Portfolio Manager
Email Address of Purchaser: marens@koppinv.com
Fax Number of Purchaser: 952-841-0407
Address for Notice of Purchaser:

Address for Delivery of Securities for Purchaser (if not same as address for notice):

Subscription Amount: $5,454

Units: 2,700

Shares: 2,700

Warrant Shares: 1,215

EIN Number: [PROVIDE THIS UNDER SEPARATE COVER]

[SIGNATURE PAGES CONTINUE][PURCHASER SIGNATURE PAGES TO NTEC SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Douglas Sharpe Trust
Signature of Authorized Signatory of Purchaser: /s/ Mathews Arens
Name of Authorized Signatory: Mathews Arens
Title of Authorized Signatory: EVP, Senior Portfolio Manager
Email Address of Purchaser: marens@koppinv.com
Fax Number of Purchaser: 952-841-0407
Address for Notice of Purchaser:

Address for Delivery of Securities for Purchaser (if not same as address for notice):

Subscription Amount: $51,510

Units: 25,500

Shares: 25,500

Warrant Shares: 11,475

EIN Number: [PROVIDE THIS UNDER SEPARATE COVER]

[SIGNATURE PAGES CONTINUE][PURCHASER SIGNATURE PAGES TO NTEC SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Sharpe Family Foundation
Signature of Authorized Signatory of Purchaser: /s/ Mathews Arens
Name of Authorized Signatory: Mathews Arens
Title of Authorized Signatory: EVP, Senior Portfolio Manager
Email Address of Purchaser: marens@koppinv.com
Fax Number of Purchaser: 952-841-0407
Address for Notice of Purchaser:

Address for Delivery of Securities for Purchaser (if not same as address for notice):

Subscription Amount: $75,952

Units: 37,600

Shares: 37,600

Warrant Shares: 16,920

EIN Number: [PROVIDE THIS UNDER SEPARATE COVER]

[SIGNATURE PAGES CONTINUE][PURCHASER SIGNATURE PAGES TO NTEC SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Henry Sharpe
Signature of Authorized Signatory of Purchaser: /s/ Mathews Arens
Name of Authorized Signatory: Mathews Arens
Title of Authorized Signatory: EVP, Senior Portfolio Manager
Email Address of Purchaser: marens@koppinv.com
Fax Number of Purchaser: 952-841-0407
Address for Notice of Purchaser:

Address for Delivery of Securities for Purchaser (if not same as address for notice):

Subscription Amount: $69,185

Units: 34,250

Shares: 34,250

Warrant Shares: 15,413

EIN Number: [PROVIDE THIS UNDER SEPARATE COVER]

[SIGNATURE PAGES CONTINUE][PURCHASER SIGNATURE PAGES TO NTEC SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Henry Sharpe Crut
Signature of Authorized Signatory of Purchaser: /s/ Mathews Arens
Name of Authorized Signatory: Mathews Arens
Title of Authorized Signatory: EVP, Senior Portfolio Manager
Email Address of Purchaser: marens@koppinv.com
Fax Number of Purchaser: 952-841-0407
Address for Notice of Purchaser:

Address for Delivery of Securities for Purchaser (if not same as address for notice):

Subscription Amount: $5,454

Units: 2,700

Shares: 2,700

Warrant Shares: 1,215

EIN Number: [PROVIDE THIS UNDER SEPARATE COVER]

[SIGNATURE PAGES CONTINUE][PURCHASER SIGNATURE PAGES TO NTEC SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Henry Sharpe Trust
Signature of Authorized Signatory of Purchaser: /s/ Mathews Arens
Name of Authorized Signatory: Mathews Arens
Title of Authorized Signatory: EVP, Senior Portfolio Manager
Email Address of Purchaser: marens@koppinv.com
Fax Number of Purchaser: 952-841-0407
Address for Notice of Purchaser:

Address for Delivery of Securities for Purchaser (if not same as address for notice):

Subscription Amount: $155,540

Units: 77,000

Shares: 77,000

Warrant Shares: 34,650

EIN Number: [PROVIDE THIS UNDER SEPARATE COVER]

[SIGNATURE PAGES CONTINUE][PURCHASER SIGNATURE PAGES TO NTEC SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Sharpe 1990 Grandchildrens Trust
Signature of Authorized Signatory of Purchaser: /s/ Mathews Arens
Name of Authorized Signatory: Mathews Arens
Title of Authorized Signatory: EVP, Senior Portfolio Manager
Email Address of Purchaser: marens@koppinv.com
Fax Number of Purchaser: 952-841-0407
Address for Notice of Purchaser:

Address for Delivery of Securities for Purchaser (if not same as address for notice):

Subscription Amount: $76,659

Units: 37,950

Shares: 37,950

Warrant Shares: 17,078

EIN Number: [PROVIDE THIS UNDER SEPARATE COVER]

[SIGNATURE PAGES CONTINUE][PURCHASER SIGNATURE PAGES TO NTEC SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Peggy Sharpe Trust
Signature of Authorized Signatory of Purchaser: /s/ Mathews Arens
Name of Authorized Signatory: Mathews Arens
Title of Authorized Signatory: EVP, Senior Portfolio Manager
Email Address of Purchaser: marens@koppinv.com
Fax Number of Purchaser: 952-841-0407
Address for Notice of Purchaser:

Address for Delivery of Securities for Purchaser (if not same as address for notice):

Subscription Amount: $103,828

Units: 51,400

Shares: 51,400

Warrant Shares: 23,130

EIN Number: [PROVIDE THIS UNDER SEPARATE COVER]

[SIGNATURE PAGES CONTINUE][PURCHASER SIGNATURE PAGES TO NTEC SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Sarah Sharpe Crut
Signature of Authorized Signatory of Purchaser: /s/ Mathews Arens
Name of Authorized Signatory: Mathews Arens
Title of Authorized Signatory: EVP, Senior Portfolio Manager
Email Address of Purchaser: marens@koppinv.com
Fax Number of Purchaser: 952-841-0407
Address for Notice of Purchaser:

Address for Delivery of Securities for Purchaser (if not same as address for notice):

Subscription Amount: $20,604

Units: 10,200

Shares: 10,200

Warrant Shares: 4,590

EIN Number: [PROVIDE THIS UNDER SEPARATE COVER]

[SIGNATURE PAGES CONTINUE][PURCHASER SIGNATURE PAGES TO NTEC SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Sarah Sharpe Trust
Signature of Authorized Signatory of Purchaser: /s/ Mathews Arens
Name of Authorized Signatory: Mathews Arens
Title of Authorized Signatory: EVP, Senior Portfolio Manager
Email Address of Purchaser: marens@koppinv.com
Fax Number of Purchaser: 952-841-0407
Address for Notice of Purchaser:

Address for Delivery of Securities for Purchaser (if not same as address for notice):

Subscription Amount: $62,014

Units: 30,700

Shares: 30,700

Warrant Shares: 13,815

EIN Number: [PROVIDE THIS UNDER SEPARATE COVER]

[SIGNATURE PAGES CONTINUE][PURCHASER SIGNATURE PAGES TO NTEC SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Matthews Intl. Corp. Employees Retirement Plan
Signature of Authorized Signatory of Purchaser: /s/ Mathews Arens
Name of Authorized Signatory: Mathews Arens
Title of Authorized Signatory: EVP, Senior Portfolio Manager
Email Address of Purchaser: marens@koppinv.com
Fax Number of Purchaser: 952-841-0407
Address for Notice of Purchaser:

Address for Delivery of Securities for Purchaser (if not same as address for notice):

Subscription Amount: $121,799.94

Units: 60,297

Shares: 60,297

Warrant Shares: 27,134

EIN Number: [PROVIDE THIS UNDER SEPARATE COVER]

[SIGNATURE PAGES CONTINUE][PURCHASER SIGNATURE PAGES TO NTEC SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Iroquois Master Fund Ltd.
Signature of Authorized Signatory of Purchaser: /s/ Joshua Silverman
Name of Authorized Signatory: Joshua Silverman
Title of Authorized Signatory: Authorized Signator
Email Address of Purchaser: jsilverman@icfund.com
Fax Number of Purchaser: 212-207-3452
Address for Notice of Purchaser:

641 Lexington Ave. 26th Floor

New York, NY 10022

Address for Delivery of Securities for Purchaser (if not same as address for notice):

Subscription Amount: $250,000

Units: 123,762

Shares: 123,762

Warrant Shares: 55,693

EIN Number: [PROVIDE THIS UNDER SEPARATE COVER]

[SIGNATURE PAGES CONTINUE][PURCHASER SIGNATURE PAGES TO NTEC SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Bristol Investment Fund, Ltd.

Signature of Authorized Signatory of Purchaser: /s/ Paul Kessler

Name of Authorized Signatory: Paul Kessler

Title of Authorized Signatory: Director

Email Address of Purchaser: pkessler@bristolcompanies.netamy@bristolcompanies.net

Fax Number of Purchaser: (310) 696-0334

Address for Notice of Purchaser:
c/o Bristol Capital Advisors, LLC
10990 Wilshire Boulevard, Suite 1410
Los Angeles, CA 90024
Attn: Amy Wang, Esq.
Tel: (310) 696-0333
Address for Delivery of Securities for Purchaser (if not same as address for notice):

Doreen Pappas Citigroup – Prime Brokerage 390 Greenwich St., 3rd Floor New York, NY 10013 Tel: (212) 723-4270 Subscription Amount: $500,000

Units: 247,525

Shares: 247,525

Warrant Shares: 111,368

EIN Number: [PROVIDE THIS UNDER SEPARATE COVER]

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